Exhibit 10.50

AMENDMENT NO. 3 TO AMENDED AND RESTATED

CREDIT AGREEMENT AND WAIVER

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER dated as of March 27, 2012 (this “Amendment”), is made by and among COGDELL SPENCER LP, a Delaware limited partnership (the “Borrower”), COGDELL SPENCER INC., a Maryland corporation (“CSI”), EACH LENDER PARTY HERETO, EACH OF THE UNDERSIGNED GUARANTORS and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Borrower, CSI, the Administrative Agent and the lenders party thereto (collectively, the “Lenders” and individually, each a “Lender”) have entered into that certain Amended and Restated Credit Agreement dated as of March 1, 2011 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 16, 2011, that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 1, 2011, as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a letter of credit subfacility and a swing line subfacility; capitalized terms used in this Amendment not otherwise defined herein shall have the definitions set forth in the Credit Agreement; and

WHEREAS, the Guarantors and the Administrative Agent have entered into a Guaranty Agreement dated as of March 1, 2011 (the “Guaranty Agreement”); and

WHEREAS, the Borrower has notified the Agent that in connection with the proposed sale of all of the capital stock of CSI to Ventas, Inc. pursuant to a merger on or about April 2, 2012, it agreed to Dispose of the Erdman Company through a sale of all of its capital stock to Madison DB Acquisition, LLC for nominal consideration, and the Borrower has requested that the Agent and the Lenders waive any Default under the Credit Agreement relating to CSI having entered into such agreement, and the Agent and the Lenders party hereto are willing to waive such Defaults; and

WHEREAS, the Borrower has notified the Agent that CSI plans to file with the SEC for an extension of filing deadline for CSI’s Form 10-K and that it anticipates being unable to satisfy Section 7.01(a) of the Credit Agreement, which requires delivery to the Agent of CSI’s audited consolidated balance sheet and related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal year ended December 31, 2011, as well as a report and opinion of an independent certified public accounting firm, which report and opinion are not subject to any “going concern” or like qualification or exception by March 30, 2012;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

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1. Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, Section 7.01(a) of the Credit Agreement is hereby amended to add a new clause to the end thereof to read as follows:

“provided, however, that notwithstanding the foregoing, with respect to the fiscal year ended December 31, 2011, the items required by this Section 7.01(a), as well as the Compliance Certificate required under Section 7.02(a) with respect to such fiscal year end, shall be delivered to the Agent as soon as available but in any event not later than 5:00 p.m. on April 20, 2012.”

2. Waivers. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Agent and the Lenders signatory hereto hereby permanently waive any Default or Event of Default having occurred or to occur directly as a result of (A) the breach of Section 8.05 of the Credit Agreement as a result of CSI’s entering into an agreement to sell the Erdman Company for nominal consideration, and (B) the breach, if any, of Section 7.08 of the Credit Agreement as a result of CSI’s failure to timely file with the SEC its Form 10-K for the fiscal year ended December 31, 2011.

The waivers set forth in this Section 2 are limited to the extent specifically set forth above and shall in no way serve to waive any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of the Borrower or CSI, other than as expressly set forth above. The Borrower and CSI hereby consent, acknowledge and agree to the waivers set forth herein and hereby confirm and ratify in all respects the Credit Agreement as amended hereby and the enforceability of such Credit Agreement against the Borrower and CSI in accordance with its terms.

3. Effectiveness; Conditions Precedent. Upon receipt by the Agent of counterparts of this Amendment, duly executed by the Borrower, the Guarantors, the Agent and the Required Lenders, this Amendment shall be effective as of the date hereof.

4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties made by it in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Borrower and CSI and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) Upon the effectiveness hereof, no Default or Event of Default exists.

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5. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower and CSI hereby acknowledge and agree that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic format (including .pdf) shall be effective as delivery of a manually executed original counterpart of this Amendment.

8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, CSI, the Agent and each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

11. Expenses. Without limiting the provisions of Section 11.04 of the Credit Agreement, the Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.

12. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendment, waivers and release set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations and the effectiveness and priority of any Liens granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Amended and Restated Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland Statutory Trust, its General Partner

By:
	Name:	Charles M. Handy
	Title:	Chief Financial Officer and Trustee

GUARANTORS:

COGDELL SPENCER INC., a Maryland corporation
ERDMAN COMPANY, a Wisconsin corporation

By:
Name:	Charles M. Handy
Title:	Chief Financial Officer

CS BUSINESS TRUST I, a Maryland Statutory Trust
CS BUSINESS TRUST II, a Maryland Statutory Trust

By:
Name:	Charles M. Handy
Title:	Chief Financial Officer and Trustee

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

COGDELL SPENCER ADVISORS MANAGEMENT, LLC, a Delaware limited liability company

By:
Name:	Charles M. Handy
Title:	Manager

AUGUSTA MEDICAL PARTNERS, LLC, a Georgia limited liability company
CAROLINA FOREST PLAZA, LLC, a South Carolina limited liability company
FRANCISCAN DEVELOPMENT COMPANY, LLC, a North Carolina limited liability company
200 ANDREWS, LLC, a South Carolina limited liability company
INDIANAPOLIS MOB, LLC, an Indiana limited liability company
EAST JEFFERSON MEDICAL PLAZA, LLC, a Louisiana limited liability company
BEAUFORT MEDICAL PLAZA, LLC, a South Carolina limited liability company
RIVER HILLS MEDICAL ASSOCIATES, LLC, a South Carolina limited liability company

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its Manager

By:
	Name:	Charles M. Handy
	Title:	Manager

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CABARRUS POB, LP, a North Carolina limited partnership
COGDELL INVESTORS (BIRKDALE), LP, a North Carolina limited partnership
COGDELL INVESTORS (BIRKDALE II), LP, a North Carolina limited partnership
COGDELL INVESTORS (MALLARD), LP, a North Carolina limited partnership
COPPERFIELD MOB, LP, a North Carolina limited partnership
EAST ROCKY MOUNT KIDNEY CENTER ASSOCIATES, LP, a North Carolina limited partnership
GASTON MOB, LP, a North Carolina limited partnership
MARY BLACK WESTSIDE MEDICAL PARK I LIMITED PARTNERSHIP, a South Carolina limited partnership
MEDICAL INVESTORS III, LP, a South Carolina limited partnership
WEST MEDICAL OFFICE I, LP, a South Carolina limited partnership

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its General Partner

By:
	Name:	Charles M. Handy
	Title:	Manager

VERDUGO MOB, LP, a California limited partnership

By:	Verdugo Management, LLC, a California limited liability company, its General Partner

By:
	Name:	Charles M. Handy
	Title:	Manager

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

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CITIBANK, N.A., as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

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WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

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REGIONS BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

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RAYMOND JAMES BANK, FSB, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

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M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page